EXHIBIT 32.3

CERTIFICATION BY MICHAEL D. WITZEMAN
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Vice President and Controller of Chemed Corporation (“Company”), does hereby certify that:

1)
the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2017 (“Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 27, 2017	/s/ Michael D. Witzeman
Michael D. Witzeman
(Vice President and
Controller)

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